LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

January 15, 1998

Dear Shareholder:

Your Fund has changed its name. The JPM Institutional International Opportunities Fund is now the J.P. Morgan Institutional International Opportunities Fund. When J.P. Morgan began advising mutual funds over 15 years ago, regulatory restrictions prevented us from using our name in the title of any mutual fund, which led to the JPM acronym. With the evolution of today's financial marketplace, we are now able to proudly include the full J.P. Morgan name in the title of your Fund.

The J.P. Morgan Institutional International Opportunities Fund recorded a -0.20% return for the period from March 1, 1997 to November 30, 1997, which reflects performance based on the month end following its commencement. Although the Fund ended its period relatively unharmed by the extreme volatility that recently occurred throughout the world's equity markets, it underperformed its benchmark (the MSCI All Country World ex-U.S. Index). However, we believe despite its past underperformance, the Fund is well positioned to benefit in the future from its exposure to the opportunities we have identified in selected international and emerging equity markets.

The Fund's net asset value decreased from $10.00 per share at the beginning of the period to $9.94 by November 30, 1997. The Fund's net assets were $211.2 million at the end of the reporting period. The net assets of The International Opportunities Portfolio, in which the Fund invests, totaled approximately $274.0 million on November 30, 1997.

The report that follows includes an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated



--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . 1    FUND FACTS AND HIGHLIGHTS . . . . . .  7

FUND PERFORMANCE . . . . . . . . . 2    FINANCIAL STATEMENTS. . . . . . . . . 10

PORTFOLIO MANAGER Q&A. . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the Fund). The chart at right shows that $1,000,000 invested in the Fund on March 1, 1997* would have been worth $997,992 at November 30, 1997.

Another way to look at performance is to review a fund's annual total return. This figure takes the Fund's actual (or cumulative) return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $1,000,000 SINCE INCEPTION*
MARCH 1, 1997 -- NOVEMBER 30, 1997

            [GRAPH]


PERFORMANCE                                      TOTAL RETURNS
                                                 ---------------------------------------
                                                 THREE          SIX           SINCE
AS OF NOVEMBER 30, 1997                          MONTHS         MONTHS        INCEPTION*
----------------------------------------------------------------------------------------
J.P. Morgan Institutional International
     Opportunities Fund                          -4.97%         -5.06%         -0.20%
MSCI All Country World ex-U.S. Index             -5.41%         -5.88%          0.55%
Lipper International Equity Funds Average        -2.71%         -2.88%          3.38%

AS OF SEPTEMBER 30, 1997
----------------------------------------------------------------------------------------
J.P. Morgan Institutional International
     Opportunities Fund                           0.91%         10.39%         10.94%
MSCI All Country World ex-U.S. Index             -0.99%         11.86%         11.67%
Lipper International Equity Funds Average         1.20%         12.44%         12.68%


*2/26/97 -- COMMENCEMENT OF OPERATIONS (TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 2/26/97 IS -0.60%.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, VICE PRESIDENT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on January 5, 1998 and reflects Nigel's views on that date.

THE PORTFOLIO ENDED ITS FISCAL YEAR DURING A VERY VOLATILE TIME FOR INTERNATIONAL AND EMERGING EQUITY MARKETS. WOULD YOU COMMENT ON WHAT CAUSED THAT TURBULENCE?

NFE: The September through November period saw volatility around the world, in reaction to economic problems and currency devaluations in the Southeast
(SE) Asian region.* As you may or may not know, many SE Asian currencies were pegged to the U.S. dollar, meaning their currency values were kept at levels near the value of the U.S. dollar. Throughout the summer, investors began to question the sustainability of those pegs to the U.S. dollar. In other words, based on the overheated and unhealthy economic scenarios in many of these SE Asian countries, investors were understanding that many SE Asian currencies were unjustifiably expensive, and a widespread sell-off of these currencies occurred. As a result, there were severe devaluations of the currencies in Thailand, Malaysia, and Indonesia.

The selling momentum carried into the last months of the year, and currency speculators moved into Hong Kong -- which was actually considered one of the healthier SE Asian economies. When the Hong Kong dollar was threatened with devaluation, the world took notice. That seemed to be the catalyst for investors to scrutinize the world's equity markets, and reprice downward where it was perceived that greater risk actually existed. As a result, October saw a "repricing of risk." While some of the selling was justified and based on investors' understanding that the fundamentals behind the prices were weaker than originally perceived, other selling was more "sympathetic," and occurred despite strong fundamentals. Either way, the world saw a lot of turbulence at the end of 1997.

EUROPEAN EQUITY MARKETS ALSO SUFFERED TOWARD THE END OF 1997. WILL THIS
CONTINUE?

NFE: As I just mentioned, the malaise hanging over Hong Kong brought down most equity markets across the globe; not just throughout Europe. We believe, however, there was less economic justification for the sell-off that occurred in European markets. This was attributed to the fact that investors acted on sentiment; acted as if ALL equity markets were too expensive. So there was some fear attached to the selling, but it's been inter-

* FOR A MORE DETAILED EXPLANATION OF SE ASIA, PLEASE CALL 1-800-766-7722 TO OBTAIN A COPY OF J.P. MORGAN INVESTMENT'S MOST RECENT PUBLICATION OF "INVESTMENT INSIGHTS."

esting to see there's been a good degree of rebound over the last few weeks -- particularly in the U.S. and, to a lesser extent, in Europe. While we do expect greater volatility to continue, we don't expect it to be as extreme. Having said that, we warn that it is hard to predict the outcome of a process that is actually still unfolding.

WHAT ABOUT THE EUROPEAN WEIGHTINGS IN THE PORTFOLIO?

NFE: Currently, we are avoiding too much exposure to Switzerland and the Netherlands -- two large European markets that are dominated by big blue-chip multinationals. In the same way we feel the large multinationals in the United States have become overvalued, we feel the Swiss and Dutch markets are overvalued as well. However, the Portfolio continues to favor positions in Germany, the U.K., and Italy. Europe appears to be providing a safe haven from economic turmoil in other parts of the world. Additionally, Europe continues to surprise on the upside with their positive earnings momentum, while Japan, for example, continues to surprise on the downside with their lack of earnings momentum.

FOCUSING ON JAPAN, THAT MARKET JUST HASN'T PERFORMED WELL FOR A VERY LONG TIME. WHAT IS THE STORY THERE? DO WE EXPECT ANY TURNAROUND SOON?

NFE: Japan is the one major market where there is more of an economic justification for the decline of its equities. Japanese earnings have been quite depressed over the last few years without much of a rebound. Also, prospects for an earnings upsurge for Japanese domestic companies -- OR increasing growth for the domestic economy -- remain very subdued.

The one bright spot on the Japanese horizon has been the earnings growth of the Japanese exporters; they've benefited from a weak Yen versus the U.S. dollar. Having said that, however, the devaluation of SE Asian currencies has obviously had a negative impact on the export competitiveness of Japanese companies. And of particular importance is the fact that some of the Northeast Asian currencies, such as the Taiwanese dollar and the Korean won, have also been hit; these countries are the real competitors in industrial terms with Japan. So the devaluations have made Japanese exports look more expensive. For a while, the Yen had stubbornly refused to move. But the fact that Japanese exporters started to look less competitive made investors question the levels of the Japanese market, which eventually further hurt equity performance.

Going forward, however, we think the Japanese market is structurally changing, and moving toward deregulation and increased competition. The telecommunications, pharmaceutical, and retail sectors are all becoming increasingly deregulated, which should have positive long-term effects. Also, we've seen a number of companies in Japan go bankrupt -- two construction companies in September. It would have been unheard of two or three years ago for large Japanese companies to go bankrupt, but now it is happening. In reality, this will also have positive long-term effects. The traditional sleepy Japanese companies will have to exert tighter controls over their costs, in order to survive in the future.

Right now, however, domestic demand remains stubbornly weak in Japan. We're also not seeing the sort of margin improvements from companies that we might have expected. So while the large exporters have done a good job of improving their costs, we believe more structural change is needed in the domestic sector before Japan turns around.

IS LATIN AMERICA AT RISK FOR A SE ASIAN-TYPE CRISIS?

NFE: While the economic and currency problems of SE Asia have impacted Latin America, we don't believe they will cause a similar crisis. It's true, we have seen the stock markets of Mexico and Brazil fall, as well as the Brazilian currency come under some pressure. It also seems as if everyone is waiting for the currency crisis to affect Latin America. We would argue, however, that it really shouldn't damage that region because the Latin American economies are in a much stronger position than the Asian economies. They're not suffering from severe overheating or from excessive capital investment, which was the demise of the SE Asian markets. The Latin American governments seem to have things under control.

For example, in Brazil -- where the economy was getting a little overstretched -- the government reacted quickly with a sensible package to bring it back in line. You can contrast that with the slower response of the Asian governments to control their overheated situations.

COMMENT ON THE INVESTMENT PERFORMANCE OF THE FUND -- PARTICULARLY IN TERMS OF COUNTRY WEIGHTING AND STOCK SELECTION -- THROUGHOUT THE ANNUAL PERIOD.

NFE: Overall, the Fund's high exposure to emerging markets detracted from its annual return. In relative terms, while the Fund's emerging markets exposure was healthy -- as we favored Latin America over Asia -- the massive declines of most emerging markets toward the end of the reporting period hurt the Fund's overall performance. The Fund did, however, benefit from a limited exposure to Japan, which was a negative performer throughout the year. The Fund's exposure to Europe also had a positive influence on performance.

It is important to note that while emerging market exposure had an overall negative impact on the Fund, stock-selection decisions in the emerging markets proved to be positive for the period. We also did well in the continental European markets like Germany, but not as well in the U.K., which had been badly hit because of positions in banking companies that had exposure to SE Asia. Specifically, positions in HONG KONG & SHANGHAI BANK CORPORATION (HSBC) and STANDARD CHARTERED -- both U.K. banks -- hurt performance.

Japanese stock selection has been negative as well. We've recently repositioned our Japan allocation to focus the Portfolio on some of the larger companies that have operated internationally for sometime and are more aware of what they need to do to maintain their efficiency and improve their margins. We believe this will position us for positive performance going forward.

LOOKING AHEAD INTO 1998, WHERE DO YOU EXPECT TO FIND GOOD INVESTMENT OPPORTUNITIES?

NFE: There are still areas where volatility is too great to capitalize on opportunity. But our longer-term valuation analysis suggests that some of the Asian markets are beginning to look attractive. For example, while we continue to limit the Portfolio's exposure to Malaysia, we have increased exposure to Singapore, where we think there is good value. Since Singapore is a service-oriented economy -- rather than industrial-orientated, like Malaysia --we believe it is less vulnerable to the impact of devaluations.

We have also increased the Portfolio's exposure in Korea and Thailand. While conditions are still not perfect, the fall in prices already reflects a lot of bad news. However, to be pragmatic and employ a tactical perspective, we expect continued volatility over the near term. And I think the key issue for the upcoming year is when and how much to return to Asia. While we believe that value has returned to Asia -- and we are likely to be net buyers, not sellers, in the region -- timing will be a key issue.

Two other economies in the region our analysis deems attractive are Australia and New Zealand. These markets have been relatively immune from the currency crisis. Also important, regarding opportunities in Europe, we believe in some markets -- where companies continue to restructure -- we expect to see positive surprises on the earnings front; these markets should then continue to provide buoyant returns in 1998.

FUND FACTS

INVESTMENT OBJECTIVE
The J.P. Morgan Institutional International Opportunities Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. equity securities that seeks to outperform the MSCI All Country World ex-U.S. Index. As an international investment, the Fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
2/26/97

--------------------------------------------------------------------------------
NET ASSETS AS OF 11/30/97
$211,229,318

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97

EXPENSE RATIO
The Fund's annualized expense ratio of 0.99% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

     EUROPE/AFRICA            61.7%
     ASIA PACIFIC EX-JAPAN    18.0%
     JAPAN                     8.7%
     LATIN AMERICA             6.6%
     CANADA                    2.8%
     OTHER                     2.2%


LARGEST PORTFOLIO                                  % OF TOTAL
HOLDINGS (EXCLUDING SHORT-TERM INVESTMENTS)        INVESTMENTS
--------------------------------------------------------------
IBERDROLA SA (SPAIN)                                   1.9%

ROYAL DUTCH PETROLEUM CO. (NETHERLANDS)                1.7%

NESTLE SA (SWITZERLAND)                                1.6%

AUTOLIV, INC. (SDR) (SWEDEN)                           1.3%

SIEMENS AG (GERMANY)                                   1.3%

UNION BANK OF SWITZERLAND (SWITZERLAND)                1.3%

COMPAGNIE GENERALE DES EAUX (FRANCE)                   1.2%

VEBA AG (GERMANY)                                      1.2%

SKANDIA FORSAKRINGS AB (SWEDEN)                        1.2%

KOC HOLDING AS (TURKEY)                                1.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The International Opportunities Portfolio
  ("Portfolio"), at value                                     $211,053,486
Receivable for Expense Reimbursements                               49,422
Deferred Organization Expenses                                      10,180
Prepaid Expenses and Other Assets                                  258,137
                                                              ------------
    Total Assets                                               211,371,225
                                                              ------------
LIABILITIES
Payable for Shares of Beneficial Interest Redeemed                  16,000
Shareholder Servicing Fee Payable                                   16,973
Organization Expenses Payable                                        9,948
Administrative Services Fee Payable                                  5,126
Administration Fee Payable                                             442
Fund Services Fee Payable                                              276
Accrued Trustees' Fees and Expenses                                     20
Accrued Expenses                                                    93,122
                                                              ------------
    Total Liabilities                                              141,907
                                                              ------------

NET ASSETS
Applicable to 21,256,650 Shares of Beneficial Interest
  Outstanding
  (par value $0.001, unlimited shares authorized)             $211,229,318
                                                              ------------
                                                              ------------
Net Asset Value, Offering and Redemption Price Per Share             $9.94
                                                                      ----
                                                                      ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                               $220,217,779
Undistributed Net Investment Income                              1,905,717
Accumulated Net Realized Loss on Investment and Foreign
  Currency Transactions                                         (3,579,393)
Net Unrealized Depreciation of Investment and Foreign
  Currency Translations                                         (7,314,785)
                                                              ------------
    Net Assets                                                $211,229,318
                                                              ------------
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 26, 1997 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $433,210)                                 $ 2,215,833
Allocated Interest Income                                          524,837
Allocated Portfolio Expenses (Net of
  Reimbursement of $32,583)                                     (1,041,734)
                                                               -----------
    Net Investment Income Allocated from
      Portfolio                                                  1,698,936
FUND EXPENSES
Shareholder Servicing Fee                          $ 117,243
Registration Fees                                     87,715
Administrative Services Fee                           35,840
Transfer Agent Fees                                   15,085
Printing Expenses                                     14,533
Professional Fees                                     12,428
Fund Services Fee                                      3,978
Administration Fee                                     3,398
Amortization of Organization Expenses                  1,820
Trustees' Fees and Expenses                            1,369
Insurance Expense                                        246
Miscellaneous                                          6,561
                                                   ---------
    Total Fund Expenses                              300,216
Less: Reimbursement of Expenses                     (185,072)
                                                   ---------
NET FUND EXPENSES                                                  115,144
                                                               -----------
NET INVESTMENT INCOME                                            1,583,792
NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                (3,259,288)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                      (7,314,785)
                                                               -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $(8,990,281)
                                                               -----------
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           FOR THE PERIOD
                                                                FROM
                                                            FEBRUARY 26,
                                                                1997
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                            NOVEMBER 30,
                                                                1997
                                                          ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                     $     1,583,792
Net Realized Loss on Investment and Foreign Currency
  Transactions Allocated from Portfolio                        (3,259,288)
Net Change in Unrealized Depreciation of Investment and
  Foreign Currency Translations Allocated from Portfolio       (7,314,785)
                                                          ----------------
    Net Decrease in Net Assets Resulting from Operations       (8,990,281)
                                                          ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold              235,681,567
Cost of Shares of Beneficial Interest Redeemed                (15,461,968)
                                                          ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                     220,219,599
                                                          ----------------
    Total Increase in Net Assets                              211,229,318
NET ASSETS
Beginning of Period                                                    --
                                                          ----------------
End of Period (including undistributed net investment
  income of $1,905,717)                                   $   211,229,318
                                                          ----------------
                                                          ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                           FOR THE PERIOD
                                                                FROM
                                                            FEBRUARY 26,
                                                                1997
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                            NOVEMBER 30,
                                                                1997
                                                          ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $         10.00
                                                          ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                0.07
Net Realized and Unrealized Loss on Investment and
  Foreign Currency                                                  (0.13)
                                                          ----------------
Total from Investment Operations                                    (0.06)
                                                          ----------------

NET ASSET VALUE, END OF PERIOD                            $          9.94
                                                          ----------------
                                                          ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                        (0.60)%(a)
Net Assets, End of Period (in thousands)                  $       211,229
Ratios to Average Net Assets
  Expenses                                                           0.99%(b)
  Net Investment Income                                              1.35%(b)
  Decrease Reflected in Expense Ratio due to Expense
    Reimbursement                                                    0.18%(b)

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional International Opportunities Fund (the "Fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on February 26, 1997. Prior to January 1, 1998, the Trust's and the Fund's names were The JPM Institutional Funds and The JPM Institutional International Opportunities Fund, respectively.

The Fund invests all of its investable assets in The International Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 77% at November 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $12,000. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

   e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

   f ) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the period from February 26, 1997 (commencement of operations) to November 30, 1997 was to increase undistributed net investment income by $321,925, increase accumulated net realized loss on investment and foreign currency transactions by $320,105 and decrease paid-in capital by $1,820. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the Fund had a capital loss carryforward at November 30, 1997 of approximately $30,000 which will expire in the year 2005. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

      The Fund incurred approximately $2,857,000 of realized capital losses in the period from November 1, 1997 to November 30, 1997. These losses were deferred for tax purposes until December 1, 1997.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, the fee for these services amounted to $3,398.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "Master Portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
      which Morgan provides similar services, and J.P. Morgan Series Trust. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, the fee for these services amounted to $35,840.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.00% of the average daily net assets of the Fund through March 31, 1998. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, Morgan has agreed to reimburse the Fund $185,072 for expenses under this agreement.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, the fee for these services amounted to $117,243.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $3,978 for the period from February 26, 1997 (commencement of operations) to November 30, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, the J.P. Morgan Funds, the Master Portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $800.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     NOVEMBER 30,
                                                         1997
                                                   ----------------
Shares sold......................................       22,718,872
Shares redeemed..................................       (1,462,222)
                                                   ----------------
Net Increase.....................................       21,256,650
                                                   ----------------
                                                   ----------------

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund and unaffiliated lenders as parties to the Agreement will have the ability to extend the Agreement and continue their participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of November 30, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
the J.P. Morgan Institutional International Opportunities Fund
(formerly The JPM Institutional International Opportunities Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the J.P. Morgan Institutional International Opportunities Fund (one of the series constituting part of the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds), hereafter referred to as the "Fund") at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 26, 1997 (commencement of operations) to November 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
January 20, 1998

The International Opportunities Portfolio

Annual Report November 30, 1997

(The following pages should be read in conjunction with the J.P. Morgan Institutional International Opportunities Fund Annual Financial Statements)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCK (89.5%)
ARGENTINA (1.0%)
Corcemar SA (Class B) (Building Materials)(1)....       124,360   $     541,191
Nobleza Piccardo SA (B Shares) (Food, Beverages &
  Tobacco)(1)....................................        91,000         409,670
Telecom Argentina Stet - France Telecom SA (Spon.
  ADR) (Telecommunication Services)(1)...........        30,140         924,921
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)(1)............................        27,100         909,544
                                                                  -------------
                                                                      2,785,326
                                                                  -------------
AUSTRALIA (5.9%)
Amcor Ltd. (Packaging & Containers)(1)...........       118,200         529,744
Broken Hill Proprietary Company Ltd. (Metals &
  Mining)(1).....................................       158,700       1,458,345
Capral Aluminium Ltd. (Metals & Mining)(1).......       150,000         282,248
CSR Ltd. (Building Materials)(1).................       366,600       1,204,041
Email Ltd. (Manufacturing)(1)....................       175,500         387,871
Fosters Brewing Group Ltd. (Food, Beverages &
  Tobacco)(1)....................................       302,000         559,994
Leighton Holdings Ltd. (Construction &
  Housing)(1)....................................       100,000         390,016
Mayne Nickless Ltd. (Commercial Services)(1).....       221,577       1,153,763
National Australia Bank Ltd. (Banking)(1)........        59,400         787,270
North Ltd. (Metals & Mining)(1)..................       860,100       2,209,868
Pacific Dunlop Ltd. (Diversified
  Manufacturing)(1)..............................       200,000         410,543
Santos Ltd. (Oil-Production)(1)..................       246,000       1,018,352
Southcorp Ltd. (Food, Beverages & Tobacco)(1)....       335,100       1,034,090
Telstra Corp. Ltd. (Installment Receipts)
  (Telecommunication Services)+(1)...............       201,800         379,718
WBK STRYPES Trust (Banking)(1)...................        16,300         531,787
Westpac Banking Corporation Ltd. (Banking)(1)....       337,942       2,125,030
WMC Ltd. (Metals & Mining)(1)....................       558,000       1,788,756
                                                                  -------------
                                                                     16,251,436
                                                                  -------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
BELGIUM (1.8%)
Algemene Maatschappij voor Nijverheidskredit NV
  (Financial Services)(1)........................        26,800   $   1,178,345
Arbed SA (Metals & Mining)(1)....................         3,660         443,545
Credit Communal Holding/ Dexia (Banking)(1)......        11,230       1,313,098
Groupe Bruxelles Lambert SA (Multi -
  Industry)(1)...................................         4,979         753,896
PetroFina SA (Oil-Production)(1).................         3,100       1,196,894
                                                                  -------------
                                                                      4,885,778
                                                                  -------------
BRAZIL (1.8%)
Companhia Energetica de Minas Gerais SA (Spon.
  ADR Represents Non-Voting Shares)
  (Telecommunications)(1)........................        33,600       1,680,000
Companhia Paranaense de Energia - Copel
  (Electric)(1)..................................    48,000,000         579,809
Makro Atacadista SA (Spon. ADR) (Retail)+(1).....        68,600         583,100
Votorantim Celulose e Papel SA (Forest Products &
  Paper)(1)......................................    19,750,000         427,285
Votorantim Celulose e Papel SA (ADR) (Forest
  Products & Paper)(1)...........................       153,700       1,690,700
                                                                  -------------
                                                                      4,960,894
                                                                  -------------
CANADA (2.7%)
Alcan Aluminium Ltd. (Metals & Mining)(1)........        41,500       1,116,631
Magna International Inc. (Class A) (Automotive
  Supplies)(1)...................................        16,000       1,008,267
Moore Corp. Ltd. (Business & Public
  Services)(1)...................................       106,200       1,663,766
National Bank of Canada (Banking)(1).............        47,000         695,045
Petro - Canada (Oil-Production)(1)...............        51,700         922,544
Potash Corp. of Saskatchewan Inc.
  (Chemicals)(1).................................        23,800       1,872,656
                                                                  -------------
                                                                      7,278,909
                                                                  -------------
CHILE (0.8%)
Administradora de Fondos de Pensiones Provida SA
  (ADR) (Banking)(1).............................        26,000         445,250
Banco Santander Chile SA (ADS) (Banking)(1)......        15,700         243,350

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

CHILE (CONTINUED)
Compania Cervecerias Unidas SA (ADR) (Food,
  Beverages & Tobacco)(1)........................        24,300   $     651,544
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)(1).................................        44,600         827,887
                                                                  -------------
                                                                      2,168,031
                                                                  -------------
CHINA (0.4%)
Zhenhai Refining & Chemical Co. Ltd. (Series H)
  (Chemicals)(1).................................     2,642,900       1,042,760
                                                                  -------------
CZECH REPUBLIC (0.8%)
Central European Media Enterprises Ltd. (ADR)
  (Entertainment, Leisure & Media)+(1)...........        88,800       2,242,200
                                                                  -------------
FINLAND (0.6%)
Rautaruukki OYJ (K Shares) (Metals &
  Mining)(1).....................................       100,000         836,604
UPM-Kymmene OYJ (Forest Products & Paper)(1).....        32,300         693,734
                                                                  -------------
                                                                      1,530,338
                                                                  -------------
FRANCE (6.4%)
AXA-UAP (Insurance)(1)...........................        24,065       1,746,331
Compagnie Bancaire SA (Financial Services)(1)....           194          28,984
Compagnie de Saint Gobain SA (Building
  Materials)(1)..................................         3,895         529,143
Compagnie Generale des Eaux (Utilities)(1).......        24,548       3,243,410
Elf Aquitaine SA (Oil-Services)(1)...............        10,398       1,206,512
France Telecom SA (Telecommunication
  Services)+(1)..................................        39,000       1,432,238
Genset SA (Biotechnology)+(1)....................        11,900         788,161
L'Air Liquide SA (Chemicals)(1)..................        11,600       1,825,429
Lagardere S.C.A. (Multi - Industry)(1)...........        25,400         731,432
PSA Peugeot Citroen (Automotive)(1)..............         8,244         931,440
Sanofi SA (Pharmaceuticals)(1)...................        11,768       1,178,098
SGS Thomson Microelectronics NV
  (Electronics)+(1)..............................        16,300       1,149,437
Societe Generale (Banking)(1)....................         9,692       1,273,991
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

FRANCE (CONTINUED)

Total SA (Oil-Services)(1).......................         6,843   $     718,670
Usinor SA (Metals & Mining)(1)...................        47,026         739,226
                                                                  -------------
                                                                     17,522,502
                                                                  -------------
GERMANY (6.2%)
AVA Allgemeine Handelsgesellschaft der
  Verbraucher AG (Retail)+(1)....................         1,550         373,477
Bilfinger & Berger Bau AG (Construction &
  Housing)(1)....................................        14,500         533,526
Deutsche Bank AG (Banking)(1)....................        29,800       1,910,830
Hannover Rueckversicherungs AG (Insurance)(1)....         9,140         665,875
Henkel KGaA (Chemicals)(1).......................         9,800         550,053
Karstadt AG (Retail)(1)..........................         2,900       1,007,864
Lufthansa AG (Airlines)(1).......................        71,100       1,350,385
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(1).................................         3,950       1,233,934
SAP AG (Computer Software)(1)....................         6,900       2,006,826
Schering AG (Pharmaceuticals)(1).................         6,180         606,147
Siemens AG (Electrical Equipment)(1).............        57,980       3,403,859
VEBA AG (Utilities)(1)...........................        54,100       3,214,414
                                                                  -------------
                                                                     16,857,190
                                                                  -------------
HONG KONG (1.7%)
Dickson Concepts International Ltd. (Wholesale &
  International Trade)(1)........................       326,000         611,490
Guangdong Brewery Holdings Ltd. (Food, Beverages
  & Tobacco)+(1).................................        58,000           8,253
Guangdong Kelon Electrical Holding Co. Ltd.
  (Appliances & Household Durables)(1)...........       889,000         989,018
HSBC Holdings PLC (Banking)(1)...................        23,200         559,720
Hutchison Whampoa Ltd. (Multi - Industry)(1).....       114,000         759,479
New World Development Co. Ltd. (Real
  Estate)(1).....................................       167,000         618,935
Sun Hung Kai Properties Ltd. (Real Estate)(1)....        85,000         648,746
Swire Pacific Ltd. (A Shares) (Multi -
  Industry)(1)...................................        90,000         450,565
                                                                  -------------
                                                                      4,646,206
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
INDIA (1.0%)
Hindalco Industries Ltd. (GDR) (Metals &
  Mining)+(1)....................................        25,200   $     567,000
Indian Petrochemicals Corp. Ltd. (GDR)
  (Chemicals)(1).................................       100,400         514,550
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing)(1)..............................        63,100         615,225
Reliance Industries Ltd. (GDR) (Chemicals)+(1)...        73,200         569,130
Wockhardt Ltd. (GDR) (Pharmaceuticals)(1)........        62,500         343,750
                                                                  -------------
                                                                      2,609,655
                                                                  -------------
IRELAND (2.1%)
Allied Irish Banks PLC (Banking)(1)..............       236,500       2,069,261
CRH PLC (Building Materials)(1)..................        73,600         862,257
Elan Corp. PLC (Spon. ADR)
  (Pharmaceuticals)+(1)..........................        15,000         791,250
Irish Life PLC (Insurance)(1)....................       127,600         652,833
Jefferson Smurfit Group PLC (Forest Products &
  Paper)(1)......................................       256,000         740,298
Waterford Wedgwood PLC (Household Products)(1)...       584,900         711,259
                                                                  -------------
                                                                      5,827,158
                                                                  -------------
ITALY (2.8%)
Banco Ambrosiano Veneto SPA (Banking)(1).........       750,000       1,108,909
ENI SPA (Oil-Services)(1)........................       225,305       1,314,893
Fiat SPA (Automotive)(1).........................       736,000       1,167,003
Instituto Nazionale Delle Assicurazioni
  (Insurance)(1).................................     1,103,000       1,921,258
Parmalat Finanziaria SPA (Food, Beverages &
  Tobacco)(1)....................................       716,000       1,033,778
Telecom Italia SPA - RNC (Telecommunication
  Services)(1)...................................       310,000       1,221,666
                                                                  -------------
                                                                      7,767,507
                                                                  -------------
JAPAN (7.9%)
Asatsu, Inc. (Commercial Services)(1)............        12,000         208,737
Bridgestone Corp. (Chemicals)(1).................        22,000         477,493
Canon Sales Co., Inc. (Miscellaneous)(1).........        37,000         507,346
Daiichi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(1)...........................        49,000         587,424
DDI Corp. (Telecommunications)(1)................           176         537,826
Ebara Corp. (Machinery)(1).......................        63,000         700,960
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

JAPAN (CONTINUED)

Fanuc Ltd. (Machinery)(1)........................        18,000   $     676,983
Fuji Photo Film Co. Ltd. (Electronics)(1)........        15,000         539,471
Fujitsu Ltd. (Computer Systems)(1)...............        57,000         638,668
Hitachi Ltd. (Electrical Equipment)(1)...........        53,000         375,828
Ishihara Sangyo Kaisha Ltd. (Chemicals)+(1)......       277,000         358,119
Ito - Yokado Co. Ltd. (Retail)(1)................        13,000         586,719
Japan Tobacco, Inc. (Food, Beverages &
  Tobacco)(1)....................................           107         819,111
Matsushita Electric Industries Co. Ltd.
  (Electronics)(1)...............................        39,000         608,110
Mitsubishi Estate Co. Ltd. (Real Estate)(1)......        54,000         626,210
Mitsubishi Motors Corp. (Automotive)(1)..........       139,000         477,038
Mitsui Mining & Smelting Co. Ltd. (Metals &
  Mining)(1).....................................       170,000         704,642
Mitsui Trust & Banking Co. Ltd. (Banking)(1).....       134,000         225,739
Nippon Steel Corp. (Metals & Mining)(1)..........       417,000         771,103
Nishimatsu Construction Co. Ltd. (Construction &
  Housing)(1)....................................       116,000         466,272
Nissan Motor Co. Ltd. (Automotive)(1)............       119,000         517,493
Nomura Securities Co. Ltd. (Financial
  Services)(1)...................................        48,000         594,241
Promise Co. Ltd. (Financial Services)(1).........        16,500         911,459
Ricoh Co. Ltd. (Electrical Equipment)(1).........        56,000         675,730
Secom Co. Ltd. (Electronics)(1)..................        11,000         689,520
Sekisui Chemical Co. Ltd. (Chemicals)(1).........        71,000         516,819
Sony Corp. (Electronics)(1)......................         9,000         768,658
TDK Corp. (Electronics)(1).......................        10,000         814,887
The Bank of Tokyo - Mitsubishi Ltd.
  (Banking)(1)...................................        56,000         811,753
Tokio Marine & Fire Insurance Co. Ltd.
  (Insurance)(1).................................        38,000         360,274
Tostem Corp. (Construction & Housing)(1).........        33,000         374,927
Toyota Motor Corp. Ltd. (Automotive)(1)..........        60,000       1,730,069
West Japan Railway Co. (Railroads)(1)............           202         664,760

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

JAPAN (CONTINUED)
Xebio Co. Ltd. (Retail)(1).......................        22,200   $     267,879
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(1)...........................        46,000       1,117,336
                                                                  -------------
                                                                     21,709,604
                                                                  -------------
MEXICO (1.3%)
Cemex SA de CV (Building Materials)+(1)..........        81,600         403,501
Cemex SA de CV (Spon. ADR) (B Shares) (Building
  Materials)+(1).................................        65,800         653,229
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)(1)........        22,700         351,850
Pan-American Beverages Inc. (ADR) (Food,
  Beverages & Tobacco)(1)........................        21,000         719,250
Telefonos de Mexico SA de CV (Spon. ADR) (Class
  L) (Telecommunications)(1).....................        27,646       1,368,477
                                                                  -------------
                                                                      3,496,307
                                                                  -------------
NETHERLANDS (3.7%)
Aegon NV (Insurance)(1)..........................        19,627       1,673,470
Dutch State Mines NV (Chemicals)(1)..............         5,000         456,500
Koninklijke Ahold NV (Retail)(1).................        50,300       1,341,029
Philips Electronics NV (Electronics)(1)..........        29,050       1,918,692
Royal Dutch Petroleum Co. (Oil-Services)(1)......        84,160       4,381,677
Unilever NV (Food, Beverages & Tobacco)(1).......         8,160         474,507
                                                                  -------------
                                                                     10,245,875
                                                                  -------------
NEW ZEALAND (2.2%)
Brierley Investments Ltd. (Financial
  Services)(1)...................................       780,000         553,233
Carter Holt Harvey Ltd. (Forest Products &
  Paper)(1)......................................       300,100         434,960
Fletcher Challenge Building Division Ltd.
  (Building Materials)(1)........................       306,600         894,435
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)(1)...........................       337,200         430,500
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

NEW ZEALAND (CONTINUED)

Lion Nathan Ltd. (Food, Beverages &
  Tobacco)(1)....................................       405,200   $     959,657
Telecom Corp. of New Zealand Ltd.
  (Telecommunications)(1)........................       524,200       2,689,898
                                                                  -------------
                                                                      5,962,683
                                                                  -------------
NORWAY (2.1%)
Kvaerner ASA (Series B) (Capital Goods)(1).......        34,400       1,568,904
Norsk Hydro ASA (Oil-Services)(1)................        18,000         927,309
Nycomed Amersham PLC (Biotechnology)+(1).........        66,014       2,157,088
Storebrand ASA (A Shares) (Insurance)+(1)........       154,441       1,050,112
                                                                  -------------
                                                                      5,703,413
                                                                  -------------
PAKISTAN (0.4%)
Fauji Fertilizer Co. Ltd. (Chemicals)+(1)........       250,000         516,975
Hub Power Co. (GDR) (Utilities)+(1)..............        22,200         677,100
                                                                  -------------
                                                                      1,194,075
                                                                  -------------
PERU (0.6%)
Cementos Lima, SA (Spon. ADR) (Building
  Materials)(1)..................................        38,900         758,550
Telefonica del Peru SA (Class B)
  (Telecommunication Services)(1)................       377,600         785,151
                                                                  -------------
                                                                      1,543,701
                                                                  -------------
PHILIPPINES (0.1%)
Philippine Long Distance Telephone Co. (ADR)
  (Telecommunications)(1)........................        15,843         392,114
                                                                  -------------
PORTUGAL (0.5%)
Banco Comercial Portugues SA (Banking)(1)........        40,000         843,460
Portugal Telecom SA (ADR)
  (Telecommunications)(1)........................        12,800         587,200
                                                                  -------------
                                                                      1,430,660
                                                                  -------------
RUSSIA (2.0%)
AO Mosenergo (Spon. ADR) (Electric)+(1)..........        30,100       1,076,075
AO Tatneft (Spon. ADR) (144A)
  (Oil-Production)(1)............................        17,700       2,239,050
Lukoil Holding (Spon. ADR) (Oil-Production)(1)...        29,000       2,211,250
                                                                  -------------
                                                                      5,526,375
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
SINGAPORE (2.6%)
City Developments Ltd. (Real Estate)(1)..........       198,000   $     975,992
Fraser & Neave Ltd. (Food, Beverages &
  Tobacco)(1)....................................       165,000         823,688
Keppel Telecom & Transport (Transport &
  Services)(1)...................................       407,000         299,014
Osprey Maritime Ltd. (Transport & Services)(1)...       803,000         862,230
Sembawang Marine & Logistics Ltd. (Transport &
  Services)(1)...................................       190,000         458,138
Singapore Airlines Ltd. (Airlines)(1)............       201,000       1,312,626
United Overseas Bank Ltd. (Banking)(1)...........       308,000       1,837,325
Wong's Circuits Holdings Ltd.
  (Semiconductors)+(1)...........................       360,000         504,000
                                                                  -------------
                                                                      7,073,013
                                                                  -------------
SOUTH AFRICA (1.1%)
Billiton PLC (Metals & Mining)+(1)...............       509,300       1,258,426
JD Group Ltd. (Retail)(1)........................           365           2,510
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco)(1)....................................        75,700       1,854,880
                                                                  -------------
                                                                      3,115,816
                                                                  -------------
SOUTH KOREA (1.0%)
Korea Electric Power Corp. (ADR) (Electric)(1)...       129,600       1,174,500
Pohang Iron & Steel Co. Ltd. (ADR) (Metals &
  Mining)(1).....................................        28,500         475,594
Samsung Electronics Co. Ltd. (GDR represents 1/2
  non-voting preferred share) (144A)
  (Electronics)(1)...............................        32,940         293,989
Samsung Electronics Co. Ltd. (GDR represents 1/2
  voting common share)(144A) (Electronics)+(1)...        33,214         730,708
                                                                  -------------
                                                                      2,674,791
                                                                  -------------
SPAIN (3.1%)
Banco Bilbao Vizcaya SA (Banking)(1).............        80,300       2,425,827
Iberdrola SA (Electric)(1).......................       382,100       4,881,143
Repsol SA (Gas Exploration)(1)...................        18,200         787,192
Vallehermoso SA (Real Estate)(1).................        14,562         427,217
                                                                  -------------
                                                                      8,521,379
                                                                  -------------
SWEDEN (3.8%)
Autoliv, Inc. (SDR) (Automotive Supplies)(1).....        91,600       3,499,817
Incentive AB (B Shares) (Pharmaceuticals)(1).....        29,854       2,667,961
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

SWEDEN (CONTINUED)

Skandia Forsakrings AB (Insurance)(1)............        60,520   $   3,190,224
SKF AB (A Shares) (Capital Goods)(1).............        43,200         973,556
                                                                  -------------
                                                                     10,331,558
                                                                  -------------
SWITZERLAND (5.0%)
ABB AG (Machinery)(1)............................           950       1,264,055
Ciba Specialty Chemicals AG (Chemicals)+(1)......        15,000       1,596,596
Nestle SA (Food, Beverages & Tobacco)(1).........         2,890       4,252,835
Novartis AG (Pharmaceuticals)(1).................           748       1,195,172
Roche Holding AG (Pharmaceuticals)(1)............           214       1,915,313
Union Bank of Switzerland (Banking)(1)...........         2,633       3,351,990
                                                                  -------------
                                                                     13,575,961
                                                                  -------------
TAIWAN (0.8%)
Asia Cement Corp. (GDS) (Building
  Materials)(1)..................................        30,122         351,672
Asustek Computer Inc. (GDR) (Computer
  Peripherals)+(1)...............................        68,800       1,130,900
Yageo Corp. (GDR) (Electronics)+(1)..............        64,600         718,675
                                                                  -------------
                                                                      2,201,247
                                                                  -------------
THAILAND (0.5%)
Bangkok Bank Public Co. Ltd. (Banking)(1)........       166,700         496,993
Banpu Public Co. Ltd. (Metals & Mining)(1).......        89,000         477,614
Siam Cement Public Co. Ltd. (Building
  Materials)(1)..................................        47,400         372,134
                                                                  -------------
                                                                      1,346,741
                                                                  -------------
TURKEY (1.1%)
Koc Holding AS (Multi - Industry)(1).............    12,897,000       3,065,926
                                                                  -------------
UNITED KINGDOM (13.4%)
Allied Colloids Group PLC (Chemicals)(1).........       291,300         822,061
Bass PLC (Food, Beverages & Tobacco)(1)..........        65,800         942,309
BAT Industries PLC (Food, Beverages &
  Tobacco)(1)....................................        94,200         844,328
Billiton PLC (Metals & Mining)+(1)...............       249,600         613,968
British Airways PLC (Airlines)(1)................        60,400         546,462
British Petroleum Co. PLC (Oil-Services)(1)......       147,384       2,011,333

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

UNITED KINGDOM (CONTINUED)
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)(1)....................................       115,000   $   1,191,575
General Cable PLC (Broadcasting &
  Publishing)+(1)................................        85,100         139,075
Glaxo Wellcome PLC (Pharmaceuticals)(1)..........        85,500       1,872,656
Glynwed International PLC (Metals & Mining)(1)...       206,300         802,897
Great Universal Stores PLC (Retail)(1)...........       115,300       1,350,090
Guardian Royal Exchange PLC (Insurance)(1).......        80,600         387,016
Guinness PLC (Food, Beverages & Tobacco)(1)......       111,600       1,009,688
HSBC Holdings PLC (75p) (Banking)(1).............        73,300       1,863,553
Hyder PLC (Water)(1).............................        92,300       1,460,212
Kingfisher PLC (Retail)(1).......................        57,400         789,134
Lloyds TSB Group PLC (Banking)(1)................       149,100       1,695,626
Lucas Varity PLC (Automotive Supplies)(1)........       299,800         959,696
MEPC PLC (Real Estate)(1)........................       105,700         950,966
Norwich Union PLC (Insurance)+(1)................       168,648       1,017,215
Nycomed Amersham PLC (Biotechnology)(1)..........        22,000         741,312
Prudential Corp. PLC (Insurance)(1)..............        38,000         408,463
Racal Electronic PLC (Telecommunications-
  Equipment)(1)..................................       260,600         950,563
Rank Group PLC (Entertainment, Leisure &
  Media)(1)......................................       133,300         775,937
Reed International PLC (Broadcasting &
  Publishing)(1).................................        92,900         986,846
RMC Group PLC (Building Materials)(1)............        59,200         893,672
Royal Bank of Scotland Group PLC (Banking)(1)....       220,000       2,524,168
Sainsbury (J.) PLC (Retail)(1)...................       155,400       1,275,054
Scottish Power PLC (Electric)(1).................       232,900       1,883,472
Shell Transport & Trading Co.
  (Oil-Services)(1)..............................        73,000         495,652
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

UNITED KINGDOM (CONTINUED)

United News & Media PLC (Broadcasting &
  Publishing)(1).................................        61,300   $     771,489
Vodafone Group PLC (Telecommunications)(1).......       284,400       1,897,463
Zeneca Group PLC (Pharmaceuticals)(1)............        57,100       1,818,220
                                                                  -------------
                                                                     36,692,171
                                                                  -------------

VENEZUELA (0.3%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services)(1)..........        23,700         936,150
                                                                  -------------
  TOTAL COMMON STOCK (COST $255,825,811).........                   245,115,450
                                                                  -------------

PREFERRED STOCK (3.0%)
AUSTRALIA (0.7%)
News Corporation Ltd. (Broadcasting &
  Publishing)(1).................................       404,400       1,970,700
                                                                  -------------

AUSTRIA (0.5%)
Bank Austria AG (Banking)+(1)....................        34,932       1,435,086
                                                                  -------------

BRAZIL (0.6%)
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)(1)........................        14,180       1,480,037
                                                                  -------------

GERMANY (1.2%)
Jungheinrich AG (Machinery)(1)...................         2,300         355,987
ProSieben Media AG (Broadcasting &
  Publishing)+(1)................................        38,000       1,822,625
RWE AG (Utilities)(1)............................        28,510       1,148,430
                                                                  -------------
                                                                      3,327,042
                                                                  -------------
  TOTAL PREFERRED STOCK (COST $7,731,607)........                     8,212,865
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
RIGHTS (0.3%)
INDONESIA (0.0%)(2)
P.T. Matahari Putra Prima, Expiring 12/03/97
  (Retail)+(1)...................................     2,620,000   $      32,324
                                                                  -------------

ITALY (0.3%)
Banco Ambrosiano Veneto SPA, Expiring 12/19/97
  (right to shares & warrants) (Banking)+(1).....       750,000         716,125
Banco Ambrosiano Veneto SPA, Expiring 12/19/97
  (right to convertible bonds) (Banking)+(1).....       750,000          92,011
                                                                  -------------
                                                                        808,136
                                                                  -------------
  TOTAL RIGHTS (COST $256,030)...................                       840,460
                                                                  -------------

WARRANTS (0.2%)
GERMANY (0.1%)
Muenchener Rueckversicherungs-Gesellschaft AG,
  Expiring 03/13/98 (Insurance)+(1)..............         1,050         441,709
                                                                  -------------

HONG KONG (0.0%)(2)
Guangdong Investment Ltd., Expiring 07/30/99
  (Holding Companies)+(1)........................        46,400           6,723
                                                                  -------------

JAPAN (0.1%)
Fujitsu Ltd., Expiring 06/25/99 (Computer
  Systems)+(1)...................................            37          81,175
Kyocera Corp., Expiring 01/23/98 (Electrical
  Equipment)+(1).................................           137           8,563
Shin-Etsu Chemical Co. Ltd., Expiring 08/01/00
  (Chemicals)+(1)................................            60         148,500
                                                                  -------------
                                                                        238,238
                                                                  -------------
  TOTAL WARRANTS (COST $905,957).................                       686,670
                                                                  -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
CONVERTIBLE BONDS (0.8%)
                                                       (IN JPY)
                                                   ------------
JAPAN (0.3%)
BOT Cayman Finance Ltd., 4.25% due 03/29/49
  (Financial Services)...........................    70,000,000   $     617,042
STB Cayman Capital, (144A) 0.50% due 10/01/07
  (Financial Services)...........................    30,000,000         193,927
                                                                  -------------
                                                                        810,969
                                                                  -------------

                                                       (IN DEM)
                                                   ------------
POLAND (0.5%)
Elektrim Spolka Akcyjna SA (144A), 2.00% due
  05/30/04 (Electronics).........................     2,602,000       1,357,183
                                                                  -------------
  TOTAL CONVERTIBLE BONDS (COST $2,711,172)......                     2,168,152
                                                                  -------------

SHORT-TERM INVESTMENTS (2.2%)
REPURCHASE AGREEMENT (2.0%)
State Street Bank and Trust Repurchase Agreement,
  5.00% due 12/01/97, dated 11/28/97, proceeds
  $5,338,223 (collateralized by U.S. Treasury
  Bond, 8.125% due 08/15/19, valued at
  $5,445,902) (Banking)..........................  $  5,336,000       5,336,000
                                                                  -------------

U.S. TREASURY OBLIGATIONS (0.2%)
United States Treasury Bills, 5.35%* due 04/09/98
  (Government Obligations)(1)....................       620,000         608,247
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $5,944,679)...................................                     5,944,247
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

                                                      LOCAL
              SECURITY DESCRIPTION                   CURRENCY
            -------------------------              ------------       VALUE
                                                                  -------------
FOREIGN CURRENCY (6.1%)
Argentine Peso.....................                ARS        995     $        995
Australian Dollar..................                AUD    486,276          332,729
Austrian Schilling.................               ATS  14,613,126        1,177,138
Belgian Franc......................               BEL  34,081,195          936,553
Brazilian Real.....................               BRL      10,684            9,631
British Pound......................               GBP     171,914          289,641
Czech Koruna.......................                CZK    391,500           11,362
Finnish Markka.....................               FIM   4,083,948          766,064
French Franc.......................               FRF      61,725           10,455
German Mark........................                DEM  1,140,892          646,827
Greek Drachma......................               GRD 291,289,579        1,052,403
Hong Kong Dollar...................                HKD  3,996,977          517,054
Hungarian Forint...................               HUF  56,864,687          285,115
Indonesian Rupiah..................              IDR7,146,888,050        1,959,392
Irish Punt.........................              IEP       10,538           15,628
Italian Lira.......................             ITL 3,247,495,720        1,879,283
Japanese Yen.......................               JPY     125,745          985,270
Malaysian Ringgit..................                MYR  1,006,912          288,428
Netherlands Guilder................                NLG         11                6
New Zealand Dollar.................                NZD     97,679           60,244
Norwegian Krone....................                NOK  6,324,882          879,461
Peruvian New Sol...................               PEN      20,191            7,418
Philippine Peso....................               PHP       2,869               82
Portuguese Escudo..................               PTE     979,921            5,438
Singapore Dollar...................               SGD   2,913,865        1,829,705
South African Rand.................                ZAR     58,037           11,950
Spanish Peseta.....................              ESP  306,460,782        2,055,071
Swedish Krona......................               SBK   4,596,017          595,264
Thailand Baht......................                THB    484,503           12,037
Turkish Lira.......................               TRL 220,806,298            1,129
                                                                      ------------
  TOTAL FOREIGN CURRENCY
   (COST $16,827,325)............................................       16,621,773
                                                                      ------------
TOTAL INVESTMENTS AND FOREIGN CURRENCY (COST $290,202,581)
 (102.1%)........................................................      279,589,617
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%)....................
                                                                        (5,615,209)
                                                                      ------------
NET ASSETS (100.0%)..............................................     $273,974,408
                                                                      ------------
                                                                      ------------

------------------------------
Note: Based on the cost of investments of $274,275,811 for federal income tax purposes at November 30, 1997, the aggregate gross unrealized appreciation and depreciation was $16,014,289 and $27,322,256, respectively, resulting in net unrealized depreciation of $11,307,967.

+ - Non-income producing securities.

* - Yield to maturity.

(1) - Security fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts.

(2) - Less than 0.1%

ADR - American Depository Receipt

ADS - American Depository Shares

GDR - Global Depository Receipt

GDS - Global Depository Shares

SDR - Swedish Depository Receipt

Spon. ADR - Sponsored ADR

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                                                                      PERCENT OF
                                                                                                   TOTAL INVESTMENTS
                                                                                                  -------------------
Banking.........................................................................................           14.0%
Food, Beverages & Tobacco.......................................................................            6.7%
Insurance.......................................................................................            5.6%
Metals & Mining.................................................................................            5.5%
Pharmaceuticals.................................................................................            5.4%
Chemicals.......................................................................................            4.3%
Oil-Services....................................................................................            4.2%
Telecommunications..............................................................................            4.0%
Electric........................................................................................            3.6%
Electronics.....................................................................................            3.6%
Utilities.......................................................................................            3.5%
Oil-Production..................................................................................            3.2%
Retail..........................................................................................            2.9%
Building Materials..............................................................................            2.8%
Multi-Industry..................................................................................            2.2%
Broadcasting & Publishing.......................................................................            2.2%
Telecommunication Services......................................................................            2.2%
Automotive Supplies.............................................................................            2.1%
Automotive......................................................................................            1.8%
Electrical Equipment............................................................................            1.7%
Forest Products & Paper.........................................................................            1.7%
Real Estate.....................................................................................            1.6%
Financial Services..............................................................................            1.6%
Biotechnology...................................................................................            1.4%
Airlines........................................................................................            1.2%
Entertainment, Leisure & Media..................................................................            1.1%
Machinery.......................................................................................            1.1%
Capital Goods...................................................................................            1.0%
Construction & Housing..........................................................................            0.8%
Computer Software...............................................................................            0.8%
Business & Public Services......................................................................            0.6%
Transport & Services............................................................................            0.6%
Water...........................................................................................            0.6%
Commercial Services.............................................................................            0.5%
Computer Peripherals............................................................................            0.4%
Diversified Manufacturing.......................................................................            0.4%
Appliances & Household Durables.................................................................            0.4%
Telecommunications-Equipment....................................................................            0.4%
Gas Exploration.................................................................................            0.3%
Computer Systems................................................................................            0.3%
Household Products..............................................................................            0.3%
Railroads.......................................................................................            0.3%
Wholesale & International Trade.................................................................            0.2%
Government Obligations..........................................................................            0.2%
Packaging & Containers..........................................................................            0.2%
Miscellaneous...................................................................................            0.2%
Semiconductors..................................................................................            0.2%
Manufacturing...................................................................................            0.1%
Holding Companies...............................................................................            0.0%(1)
                                                                                                  -------------------
                                                                                                          100.0%
                                                                                                  -------------------
                                                                                                  -------------------

------------------------------
(1) - Less than 0.1%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $273,375,256)           $262,967,844
Cash                                                  1,204,048
Foreign Currency at Value (Cost $16,827,325)         16,621,773
Receivable for Investments Sold                       3,458,148
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  2,008,118
Dividends Receivable                                    295,680
Variation Margin Receivable                              46,650
Interest Receivable                                      21,203
Receivable for Expense Reimbursement                     16,260
Deferred Organization Expenses                           11,876
Prepaid Expenses and Other Assets                         3,369
                                                   ------------
    Total Assets                                    286,654,969
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    11,525,529
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    850,765
Advisory Fee Payable                                    132,127
Custody Fee Payable                                     118,100
Organization Expenses Payable                            12,000
Administrative Services Fee Payable                       6,651
Fund Services Fee Payable                                   359
Administration Fee Payable                                  240
Accrued Trustees' Fees and Expenses                          36
Accrued Expenses                                         34,754
                                                   ------------
    Total Liabilities                                12,680,561
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $273,974,408
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 26, 1997 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $555,695)                                                    $  2,572,519
Interest Income                                                        662,544
                                                                  ------------
    Investment Income                                                3,235,063
EXPENSES
Advisory Fee                                       $    904,113
Custodian Fees and Expenses                             359,981
Professional Fees and Expenses                           48,935
Administrative Services Fee                              46,055
Printing Expenses                                         7,334
Fund Services Fee                                         5,110
Administration Fee                                        3,446
Amortization of Organization Expense                      2,124
Trustees' Fees and Expenses                               1,733
Registration Fees                                           610
Insurance Expense                                           316
Miscellaneous                                             1,820
                                                   ------------
    Total Expenses                                    1,381,577
Less: Reimbursement of Expenses                         (42,119)
                                                   ------------
NET EXPENSES                                                         1,339,458
                                                                  ------------
NET INVESTMENT INCOME                                                1,895,605
NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including $37,365 net
    realized loss from futures contracts)            (4,661,897)
  Foreign Currency Transactions                         390,733
                                                   ------------
    Net Realized Loss                                               (4,271,164)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments (including $135,750 net unrealized
    depreciation from futures contracts)            (10,543,162)
  Foreign Currency Contracts and Translations           976,383
                                                   ------------
    Net Change in Unrealized Depreciation                           (9,566,779)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $(11,942,338)
                                                                  ------------
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     NOVEMBER 30,
                                                         1997
                                                   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     1,895,605
Net Realized Loss on Investment and Foreign
  Currency Transactions                                 (4,271,164)
Net Change in Unrealized Depreciation of
  Investments and Foreign Currency Translations         (9,566,779)
                                                   ----------------
    Net Decrease in Net Assets Resulting from
      Operations                                       (11,942,338)
                                                   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          311,281,790
Withdrawals                                            (25,365,044)
                                                   ----------------
    Net Increase from Investors' Transactions          285,916,746
                                                   ----------------
    Total Increase in Net Assets                       273,974,408
NET ASSETS
Beginning of Period                                             --
                                                   ----------------
End of Period                                      $   273,974,408
                                                   ----------------
                                                   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     NOVEMBER 30,
                                                         1997
                                                   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.89%(a)
  Net Investment Income                                       1.26%(a)
  Decrease Reflected in Expense Ratio due to
   Expense Reimbursement                                      0.03%(a)
Portfolio Turnover                                              72%
Average Broker Commissions                         $         0.0057

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Opportunities Portfolio (the "Portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load diversified open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The Portfolio commenced operations on February 26, 1997. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

   b) The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
      exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At November 30, 1997, the Portfolio had open forward foreign currency contracts as follows:

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                 COST/PROCEEDS    11/30/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
German Mark 9,420,040, expiring 1/16/98..........  $  5,440,000    $ 5,356,684   $     (83,316)
Japanese Yen 240,685,425, expiring 1/16/98.......     2,025,000      1,901,478        (123,522)
Japanese Yen 237,238,875, expiring 1/16/98.......     2,025,000      1,874,250        (150,750)
Japanese Yen 169,698,650, expiring 1/16/98.......     1,345,000      1,340,664          (4,336)
Japanese Yen 168,926,620, expiring 1/16/98.......     1,345,000      1,334,565         (10,435)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
SALES CONTRACTS                                    COST/PROCEEDS    11/30/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
Australian Dollar 17,831,567, expiring 1/16/98...  $ 12,914,055    $12,217,327   $     696,728
Australian Dollar 1,185,804, expiring 1/16/98....       834,391        812,456          21,935
Belgian Franc 135,664,400, expiring 1/16/98......     3,768,874      3,740,058          28,816
British Pound 5,023,627, expiring 1/16/98........     8,093,968      8,444,505        (350,537)
French Franc 8,907,070, expiring 1/16/98.........     1,523,357      1,513,626           9,731
Irish Punt 411,158, expiring 1/16/98.............       603,148        609,346          (6,198)
Italian Lira 7,800,676,000, expiring 1/16/98.....     4,540,292      4,512,745          27,547
Japanese Yen 2,301,999,813, expiring 1/16/98.....    19,204,937     18,186,404       1,018,533
Japanese Yen 685,244,160, expiring 1/16/98.......     5,440,000      5,413,609          26,391
Japanese Yen 66,346,917, expiring 1/16/98........       546,000        524,158          21,842
Norwegian Krone, 6,900,000, expiring 1/16/98.....       982,416        962,341          20,075
New Zealand Dollar 5,310,492, expiring 1/16/98...     3,406,521      3,270,001         136,520
Singapore Dollar 2,193,745, expiring 1/16/98.....     1,355,000      1,372,418         (17,418)
Singapore Dollar 4,407,070, expiring 1/16/98.....     2,750,122      2,757,086          (6,964)
Swiss Franc 7,357,000, expiring 1/16/98..........     5,093,307      5,190,596         (97,289)
                                                                                 --------------
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts..............................                                $   1,157,353
                                                                                 --------------
                                                                                 --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

      assets, and the possible inability of counterparties to meet the terms of their contracts. Futures transactions for the period from February 26, 1997 (commencement of operations) to November 30, 1997, are summarized as follows:

                                                                         PRINCIPAL AMOUNT
                                                   NUMBER OF CONTRACTS     OF CONTRACTS
                                                   -------------------   ----------------
Contracts opened - long positions................                 220    $    36,074,005
Contracts opened - short positions...............                  10          1,197,249
Contracts closed - long positions................                (176)       (28,104,243)
Contracts closed - short positions...............                 (10)        (1,197,249)
                                                   -------------------   ----------------
Contracts open at end of period..................                  44    $     7,969,762
                                                   -------------------   ----------------
                                                   -------------------   ----------------

      SUMMARY OF OPEN CONTRACTS AT NOVEMBER 30, 1997

                                                                    NET UNREALIZED
                                                                    APPRECIATION/
                                                   CONTRACTS LONG   (DEPRECIATION)
                                                   --------------   --------------
Financial Times - Stock Exchange 100-Share Index,
 expiring December 1997..........................              9    $     (85,083)
DAX Index, expiring December 1997................             20           56,786
Topix Index, expiring December 1997..............             15         (107,453)
                                                   --------------   --------------
Totals...........................................             44    $    (135,750)
                                                   --------------   --------------
                                                   --------------   --------------

   f) The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   g) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

   h) The Portfolio incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the Portfolio.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

   i) Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.60% of the Portfolio's average daily net assets. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, such fees amounted to $904,113.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, the fee for these services amounted to $3,446.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, the fee for these services amounted to $46,055.

      In addition, Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 1.00% of the average daily net assets of the Portfolio through March 31, 1998. For the period from February 26, 1997 (commencement of operations) to November 30, 1997, Morgan has agreed to reimburse the Portfolio $42,119 for expenses that exceeded this limit.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
      the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $5,110 for the period from February 26, 1997 (commencement of operations) to November 30, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the Master Portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,000.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from February 26, 1997 (commencement of operations) to November 30, 1997 were as follows:

                   COST OF          PROCEEDS
                  PURCHASES        FROM SALES
                --------------   --------------
                $  398,850,455   $  126,798,165

4. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The International Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The International Opportunities Portfolio (one of the portfolios comprising part of the Series Portfolio, hereafter referred to as the "Portfolio") at November 30, 1997, and the results of its operations, the changes in its net assets and the supplementary data for the period from February 26, 1997 (commencement of operations) through November 30, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
January 20, 1998

J.P. MORGAN INSTITUTIONAL FUNDS

     FEDERAL MONEY MARKET FUND

     PRIME MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     GLOBAL STRATEGIC INCOME FUND

     INTERNATIONAL BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     SHORT TERM BOND FUND

     TAX EXEMPT BOND FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

       INSTITUTIONAL SHARES

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     JAPAN EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN
FUNDS SERVICES AT (800)766-7722.


J.P. MORGAN
INSTITUTIONAL
INTERNATIONAL
OPPORTUNITIES FUND

ANNUAL REPORT
NOVEMBER 30, 1997